UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 2, 2006

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF FEDERATED DEPARTMENT STORES, INC.

As previously reported, on August 30, 2005, Federated Department Stores, Inc. ("Federated") completed the acquisition of The May Department Stores Company ("May") pursuant to the merger of May with a wholly owned subsidiary of Federated (the "Merger"). The acquired businesses of May's Bridal Group division (which is being disposed of) and Lord & Taylor division (which has been disposed of) are treated as discontinued operations.

As previously reported, on October 24, 2005, Federated completed the sale to Citibank of the proprietary and non-proprietary credit card accounts owned by Federated, together with related receivables balances, and the capital stock of Prime Receivables Corporation, a wholly owned subsidiary of Federated, which owned all of Federated's interest in the Prime Credit Card Master Trust (the foregoing and certain related assets being the "FDS Credit Assets").

The Merger and the sale of the FDS Credit Assets are fully reflected in Federated's consolidated balance sheet as of January 28, 2006, but are reflected in Federated's consolidated statement of income for the fiscal year ended January 28, 2006 only from and after the respective dates on which they were completed. Federated's consolidated statement of income for the fiscal year ended January 28, 2006 includes $194 million of May integration costs and related inventory valuation adjustments ($25 million of which is included in cost of sales) and a $480 million pre-tax gain on the sale of the FDS Credit Assets.

The following unaudited pro forma consolidated condensed statement of income of Federated gives effect to the Merger and the sale of the FDS Credit Assets as if these transactions had been completed as of January 30, 2005. The following unaudited pro forma consolidated condensed statement of income should be read in conjunction with the historical consolidated financial statements and notes thereto and the other information set forth in the most recent reports on Form 10-K and Form 10-Q (including any amendments thereto) filed by Federated with the Securities and Exchange Commission.

The following unaudited pro forma consolidated condensed statement of income is presented for illustrative purposes only and is not necessarily indicative of what Federated's actual results of operations would have been had the Merger and the sale of the FDS Credit Assets been completed on January 30, 2005. Except as described above, the following unaudited pro forma consolidated condensed statement of income does not give effect to Federated's or May's results of operations or other transactions or developments since January 28, 2006. In particular, the following unaudited pro forma consolidated condensed statement of income does not give effect to Federated's sales to Citibank of (i) the "Macy's" credit card accounts purchased by Federated from GE Bank, together with related receivables balances, and (ii) the proprietary credit card accounts owned by May, together with related receivables balances, both of which sales to Citibank were completed after January 28, 2006.

The foregoing matters and other factors identified in the documents that Federated files with the Securities and Exchange Commission could cause Federated's future financial position and results of operations to differ materially from those presented in the following unaudited pro forma consolidated condensed statement of income.

FEDERATED DEPARTMENT STORES, INC.

Unaudited Pro Forma Consolidated Condensed Statement of Income

For the Fiscal Year Ended January 28, 2006

(All amounts in millions except per share figures)

	Historical Federated	Adjustments for Merger	Adjusted Federated	Adjustments for FDS Credit Sale	Pro Forma Federated
Net Sales	$22,390	$6,599 (a)	$28,989	$ --	$28,989
Cost of sales	(13,297)	(3,920) (a)	(17,217)	--	(17,217)
Gross margin	9,093	2,679 (a)	11,772	--	11,772
Selling, general and administrative expenses	(6,980)	(2,363) (a)	(9,366)	(80) (A)	(9,446)
		(23) (b)
May integration costs	(169)	--	(169)	--	(169)
Gain on sale of accounts receivable	480	--	480	(480) (B)	--
Operating income	2,424	293 (a)	2,717	(560)	2,157
Interest expense, net	(380)	(240) (a)	(709)	41 (C)	(563)
		(89) (c)		105 (D)
Income from continuing operations before income taxes	2,044	(36)	2,008	(414)	1,594
Federal, state and local income tax (expense) benefit	(671)	1 (a)	(628)	72 (E)	(556)
		42 (d)
Income from continuing operations	$1,373	$7	$1,380	$(342)	$1,038
Basic earnings per share from continuing operations	$3.22		$2.55		$1.91
Diluted earnings per share from continuing operations	$3.16		$2.50		$1.88
Average common shares:
Basic	426.1	116.1 (e)	542.2		542.2
Diluted	434.5	116.1 (e)	551.2		551.2
		.6 (f)

See Notes to Unaudited Pro Forma Consolidated Condensed Statement of Income

FEDERATED DEPARTMENT STORES, INC.

Notes to Unaudited Pro Forma Consolidated Condensed Statement of Income

For the Fiscal Year Ended January 28, 2006

(All amounts in millions)

Notes Relating to Merger Adjustments

(a)

To record the historical results of the continuing operations of May for the period from January 30, 2005 through August 29, 2005. These historical results of May have been adjusted to eliminate $194 million of non-recurring charges directly related to the Merger, including $114 million of accelerated stock compensation expense triggered by shareholder approval of the acquisition by May's stockholders and the subsequent completion of the acquisition, and approximately $66 million of direct transaction costs.

(b)

To adjust May's historical depreciation and amortization for the period from January 30, 2005 through August 29, 2005 to reflect the acquisition date fair values of acquired May property and equipment and intangible assets.

(c)

To record interest expense on the debt incurred in connection with the acquisition of May, net of the amortization of the premium on acquired debt, for the period from January 30, 2005 through August 29, 2005.

(d)	To record the federal, state and local income tax benefit associated with (b) and (c) for the period from January 30, 2005 through August 29, 2005.

(e)

To reflect the incremental impact of the issuance of shares of Federated Common Stock to May stockholders in connection with the Merger as of January 30, 2005 (rather than as of the actual acquisition date).

(f)	To reflect the incremental impact of dilutive May stock options assumed by Federated in connection with the Merger as of January 30, 2005 (rather than as of the actual acquisition date).

Notes Relating to FDS Credit Sale Adjustments

(A)

To reflect the net effect of (1) the elimination of historical operating results of the FDS Credit Assets and (2) estimated operating profit for the period from January 30, 2005 through October 24, 2005 under the terms of the credit card program agreement between Federated and Citibank entered into in connection with the sale of the FDS Credit Assets.

(B)	To reflect the elimination of the gain on sale of accounts receivable resulting from the sale of the FDS Credit Assets.

(C)	To reflect the elimination of interest expense for the period from January 30, 2005 through October 24, 2005 related to the retirement of debt secured by a portion of the FDS Credit Assets.

(D)

To reflect the incremental reduction of interest expense associated with the pay down of acquisition-related borrowings with the proceeds from the sale of the FDS Credit Assets (by giving effect to such pay down as of and from January 30, 2005 rather than as of and from the actual date of debt pay down).

(E)

To record the federal, state and local income tax impact associated with (A), (B), (C) and (D) and also the elimination of the effect of utilizing approximately $85 million of capital loss carry forwards that were realized as a result of the sale of the FDS Credit Assets.

FEDERATED DEPARTMENT STORES, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: November 2, 2006	By: /s/ Joel A. Belsky
Name: Joel A. Belsky
Title: Vice President and Controller